UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

April 14, 2021

DEAN FOODS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2711 North Haskell Ave., Suite 3400 Dallas, TX	75204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership

As previously disclosed, on November 12, 2019 (the “Petition Date”), Dean Foods Company, a company organized under the laws of the State of Delaware (the “Company”), and certain of its subsidiaries (together with the Company, the “Debtors”) each filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”). The Debtors’ chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered under the caption In re Southern Foods Group, LLC, et al., Case No. 19-36313 DRJ (jointly administered) (the “Chapter 11 Cases”). On March 17, 2021 (the “Confirmation Date”), the Bankruptcy Court entered an order [D.I. 3565] (the “Confirmation Order”) approving and confirming the First Amended Joint Chapter 11 Plan of Liquidation of Southern Foods Group, LLC, Dean Foods Company, and Their Debtor Affiliates (as may be amended, supplemented, or modified in accordance with its terms, and including all exhibits, schedules, supplements, appendices, annexes, and attachments thereto, the “Plan”). All capitalized terms used herein but not otherwise defined in this Current Report on Form 8-K have the meanings set forth in the Confirmation Order or the Plan. The Confirmation Order is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The Debtors currently expect to consummate the Plan before the end of the second quarter of 2021 (the “Effective Date”), although no assurances can be given about when the Effective Date shall occur.

The following are conditions precedent to the occurrence of the Effective Date, each of which must be satisfied on or prior to the Effective Date or waived in accordance with the terms of the Plan:

•	the Debtors shall have sufficient Cash-on-hand to satisfy any outstanding DIP Claims and Securitization Facility Claims in accordance with Articles II.A and II.B, respectively, of the Plan;

•	the Debtors shall have satisfied in full their obligations in connection with the Settled Administrative Claims Payout;

•	the Professional Fee Escrow Account shall have been funded in Cash in full;

•	the Liquidating Trust Agreement (as defined below) shall have been executed by the parties thereto, the Liquidating Trustee (as defined below) shall have been appointed and assumed its rights and responsibilities under the Plan and the Liquidating Trust Agreement, as applicable, and the Liquidating Trust (as defined below) shall have been established in accordance with the terms of the Liquidating Trust Agreement; and

•	all documents and agreements necessary to implement the Plan, including the Plan Supplement, shall be in form and substance reasonably acceptable to the Debtors and the Creditors’ Committee and shall have been executed.

There can be no assurances that the Debtors will satisfy these condition and emerge from the Chapter 11 Cases within the Debtors’ anticipated timeframe.

As explained in detail below, distributions will be made in accordance with the terms and priorities set forth in the Plan. As previously disclosed, no distributions will be made on account of the Company’s common stock. On the Effective Date (i) all of the Company’s equity securities will be cancelled and (ii) the registration of the Company’s common stock under the Securities Exchange Act of 1934 will be cancelled once the Form 15 is filed and the Company’s remaining reporting obligations under the Securities Exchange Act of 1934 will cease. On the same date, the Company will file a Notice of Occurrence of Effective Date of the Plan with the Bankruptcy Court.

The following is a summary of the material matters contemplated to occur either pursuant to or in connection with the Plan. This summary only highlights certain of the substantive provisions of the Plan, is not intended to be a complete description of the Plan, and is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Liquidating Trustee

A liquidating trustee (the “Liquidating Trustee”) was selected by the Creditors’ Committee and appointed by the Debtors on the Confirmation Date pursuant to the Confirmation Order to serve as the sole officer and/or responsible Person for the Liquidating Debtors and, on the Effective Date, shall (i) administer the Plan in accordance with the terms of the Plan and the Liquidating Trust Agreement, (ii) serve as the trustee and administrator for the Liquidating Trust, and (iii) take such other actions as may be authorized under the Liquidating Trust Agreement.

Liquidating Trust

On the Effective Date, in furtherance of the liquidation of the Liquidating Debtors, a liquidating trust (the “Liquidating Trust”) shall be established pursuant to the Plan and liquidating trust agreement (the “Liquidating Trust Agreement”) for the sole purpose of liquidating and administering the Liquidating Trust Assets, which shall comprise all Cash and all other Assets of the Debtors or the Liquidating Debtors (including Causes of Action), after satisfaction of the DIP Claims and the Securitization Facility Claims in accordance with the Plan and the funding of the Professional Fee Escrow Account, available for use and distribution in accordance with the Wind-Down Budget and priorities set forth in the Plan (the “Liquidating Trust Assets”) and making distributions on account thereof as provided for under the Plan. Except as otherwise provided in the Plan or in any contract, instrument, release, or other agreement or document created pursuant to the Plan or in the Confirmation Order, upon the Effective Date, pursuant to sections 1141(b) and (c) of the Bankruptcy Code, all property (including all interests, rights, and privileges related thereto, and including, for the avoidance of doubt, all Causes of Action) of each of the Debtors, shall immediately vest in the Liquidating Trust free and clear of all Claims, Liens, encumbrances, charges, and other interests. All Claims, Liens, encumbrances, charges, and other interests shall be deemed fully released as of the Effective Date, except as otherwise provided in the Plan or the Confirmation Order. On the Effective Date, the Debtors and their Estates shall transfer, and shall be deemed to have irrevocably transferred, to the Liquidating Trust for the benefit of the Holders of Claims entitled to receive distributions under, and in accordance with, the terms of the Plan all title and interest in all of the Liquidating Trust Assets, which transfer shall be free and clear of Claims, Liens, encumbrances, charges, other interests, and contractually imposed restrictions except as otherwise provided in the Plan.

Merger and Dissolution of Debtors

On such date as determined by the Liquidating Trustee before, on, or after the Effective Date, and without the need for a further order of the Bankruptcy Court, any other or further actions to be taken by or on behalf of the Debtors, or any payments to be made in connection therewith, (i) each Subsidiary Debtor, other than Dean Holding Company, shall be merged with and into its immediate parent, and (ii) such parent Subsidiary Debtor shall then be merged with its immediate parent, as applicable; provided, that Dean Holding Company shall not be merged or dissolved prior to the date on which Liquidating DFC (as defined below) is dissolved.

Plan Treatment

Article III of the Plan designates all Claims and Interests, other than Claims of the type described in sections 507(a)(2), 507(a)(3), or 507(a)(8) of the Bankruptcy Code, into ten Classes. Except to the extent that Holders of Claims agree to different treatment or have otherwise been fully satisfied as set forth in the Plan, Holders of Claims in each Class are projected to receive the following recovery from the Liquidating Trust Assets on account of their Claims:

Class	Projected Recovery
Class 1 (Other Secured Claims)	100%
Class 2 (Other Priority Claims)	100%
Class 3 (Senior Notes Claims)	1% - 4%
Class 4 (Control Group Liability Pension Claims)	2% - 5%
Class 5 (Convenience Claims)	<1%
Class 6 (General Unsecured Claims)	<1%
Class 7 (Prepetition Intercompany Claims)	N/A
Class 8 (Section 510(b) Claims)	0%
Class 9 (Existing Interests)	0%
Class 10 (Intercompany Interests)	N/A

Under the Plan, Holders of the Company’s common stock are included in Class 9 (Existing Interests) and will receive no distributions from the Liquidating Trust Assets. Holders of Claims in Class 7 (Prepetition Intercompany Interests) and Interests in Class 10 (Intercompany Interests) will, at the Debtors’ discretion, either have such Claims and Interests reinstated or receive no distributions from the Liquidating Trust Assets. Holders of unclassified Claims, including DIP Claims, Securitization Facility Claims, Administrative Expense Claims, and Priority Tax Claims, shall receive such treatment as provided in Article II of the Plan.

Except for those Executory Contracts and Unexpired Leases that have been previously assumed, assumed and assigned, or rejected by the Debtors by Final Order of the Bankruptcy Court, or are the subject of a motion to assume, assume and assign, or reject as of the Effective Date, and except as otherwise provided in the Plan, all Executory Contracts and Unexpired Leases shall be deemed automatically rejected, pursuant to sections 365 and 1123 of the Bankruptcy Code, as of the Effective Date.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On July 7, 2020, Berkeley Farms, LLC (“Berkeley Farms”) entered into an Asset Purchase Agreement (the “Hayward Purchase Agreement”) with DPIF3 Acquisition Co LLC, a Delaware limited liability company (“DPIF3”), pursuant to which Berkeley Farms agreed to sell, transfer, and assign to DPIF3, pursuant to section 363 of the Bankruptcy Code, Berkeley Farms’ facility and real estate located in Hayward, California in consideration for a purchase price of $48,250,000 in immediately available funds that was payable at the closing of the transaction. DPIF3 also agreed to be responsible for certain other liabilities. On July 22, 2020, the Bankruptcy Court entered an order [D.I. 2734] approving the sale contemplated by the Hayward Purchase Agreement. On September 14, 2020, Berkeley Farms consummated the transactions contemplated by the Hayward Purchase Agreement.

On December 1, 2020, Southern Foods Group, LLC (“Southern Foods Group”) entered into an Real Estate Sale Contract (the “Honolulu Purchase Agreement”) with Twenty Lake Management LLC, a Delaware limited liability company (“Twenty Lake”), pursuant to which Southern Foods Group agreed to sell, transfer, and assign to Twenty Lake, pursuant to section 363 of the Bankruptcy Code, Southern Foods Group’s real property located in Honolulu, Hawaii, and the remaining owned equipment and property therein in consideration for a purchase price of $23,900,000 in immediately available funds that was payable at the closing of the transaction. Twenty Lake also agreed to be responsible for certain other liabilities. On February 22, 2021, the Bankruptcy Court entered an order [D.I. 3480] approving the sale contemplated by the Honolulu Purchase Agreement. On March 23, 2021, Southern Foods Group consummated the transactions contemplated by the Honolulu Purchase Agreement.

The foregoing descriptions of the Hayward Purchase Agreement and the Honolulu Purchase Agreement do not purport to be complete and are subject to, and qualified in their entirety by, respectively, the full text of the Hayward Purchase Agreement, the Honolulu Purchase Agreement and the Bankruptcy Court orders approving the sales, respectively.

Item 3.03.	Material Modification to Rights of Security Holders

Pursuant to the Plan and the Confirmation Order, on the Effective Date, all equity interests in the Company (including outstanding shares of preferred stock, common stock, options, warrants or contractual or other rights to acquire any equity interests in the Company) shall be cancelled, released, and extinguished, and the holders of such interests shall not receive any distribution under the Plan on account of such interests.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the Plan and Confirmation Order, immediately upon the occurrence of the Confirmation Date, (i) the respective boards of directors and managers, as applicable, of each of the Debtors were terminated and the members of each of the boards of directors and managers, as applicable, of each of the Debtors were deemed to have resigned, and (ii) a Liquidating Trustee was appointed to serve as the sole officer, director, or manager of each of the Debtors. Further, on the Effective Date, a new equity interest in the successor in interest to the Company on and after the Effective Date (“Liquidating DFC”) shall be issued to the Liquidating Trustee for no consideration in connection with the administration of the Plan. Such interest shall not be transferable to any other person other than to a successor Liquidating Trustee in accordance with the Liquidating Trust Agreement. Liquidating DFC will not be a reporting company under the Securities Exchange Act and will not file reports with the Securities Exchange Commission or any other Governmental Unit.

Item 8.01.	Other Events

During the course of the Chapter 11 Cases, the Debtors, in accordance with the Federal Rules of Bankruptcy Procedures and the Office of the United States Trustee’s Financial Reporting Requirements for Chapter 11 Cases, have filed consolidated and unaudited monthly operating reports (each, a “Monthly Operating Report”) with the Bankruptcy Court. A copy of the Monthly Operating Report filed on April 5, 2021, detailing the Debtors’ results from operations from the Petition Date through February 28, 2021, is contained in the attached Exhibit 99.2 and is incorporated herein by reference.

The filing of this Current Report on Form 8-K (including Exhibits hereto) shall not be deemed an admission as to the materiality of any information herein.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description
2.1	First Amended Joint Chapter 11 Plan of Liquidation of Southern Foods Group, LLC, Dean Foods Company, and Their Debtor Affiliates [D.I. 3538, Ex. A] (incorporated herein by reference to Exhibit A to the Confirmation Order filed herewith as Exhibit 99.1), dated March 12, 2021, as filed with the United States Bankruptcy Court for the Southern District of Texas, Houston Division.
99.1	Findings of Fact, Conclusions of Law, and Order Confirming the First Amended Joint Chapter 11 Plan of Liquidation of Southern Foods Group, LLC, Dean Foods Company, and Their Debtor Affiliates [D.I. 3565], dated March 17, 2021, as filed with the United States Bankruptcy Court for the Southern District of Texas, Houston Division.
99.2	Debtor-in-Possession Monthly Operating Report for Filing Period Ending 2/28/2021 [D.I. 3618], dated April 5, 2021, as filed with the United States Bankruptcy Court for the Southern District of Texas, Houston Division.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Forward-Looking Statements

This Current Report on Form 8-K and the accompanying exhibits contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The statements contained herein and in the Exhibits that are not historical facts are forward-looking statements. Forward-looking statements are typically identified by use of terms such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” or “continue,” the negative of such terms or other comparable terminology, although some forward-looking statements may be expressed differently.

These forward-looking statements relate, in part, to the risks and uncertainties relating to the Debtors’ ability to consummate the Plan; the Bankruptcy Court’s rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general; the duration of the Chapter 11 Cases; risks associated with third-party motions in the Chapter 11 Cases, which may interfere with the Debtors’ ability to consummate the Plan; the inherent risks involved in a bankruptcy process.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2021

DEAN FOODS COMPANY.
By:	/s/ Daniel H. Golden
Daniel H. Golden
Authorized Officer